EXHIBIT 99.4

Third Quarter 2007

Earnings Conference Call

October 24, 2007

Third Quarter 2007 Earnings – Highlights

Reported Net Income - $1.324 Billion

+ 13% year-over-year

Reported EPS $1.58 (diluted)

Core Earnings - $1.210 Billion

+ 10% year-over-year

Core EPS $1.45 (diluted); + 13% year-over-year

Reported Net Income includes

$106 mm A-T gains from the sale of non-core assets:

$72 mm from sale of West Africa exploration properties (net of asset impairments);

$27 mm from the sale of remaining 2.4 mm Lyondell shares;

$7 mm from sale of domestic oil & gas interests;

$8 mm of income from discontinued operations.

Third Quarter 2007 Earnings - Oil & Gas
Segment Variance Analysis - 3Q07 vs. 3Q06

Core results for 3Q07 of $1.988 Billion

+ 11% year-over-year

($ in millions)

$1,790

$249

$101

$6

$158

$1,988

3Q 06

Sales Price

Sales

Volume/Mix

Exploration

Expense

All Others*

3Q 07

*All Others include: DD&A increase ($40 mm), and higher operating expenses.

Third Quarter 2007 Earnings –
Oil & Gas Segment

3Q07

3Q06

Reported Segment Earnings ($ mm)

*$2,029

$1,790

WTI Oil Price ($/bbl)

$75.38

$70.53

NYMEX Gas Price ($/mcf)

$6.69

$6.33

Oxy’s Realized Prices

Worldwide Oil ($/bbl)

$67.81

$61.83

US Natural Gas ($/mcf)

$5.90

$5.88

*Includes gain from sale of oil and gas interests ($12 mm), gain on sale of exploration properties ($103 mm) and exploration impairment charge ($74 mm).

Third Quarter 2007 Earnings –
Oil & Gas Segment

3Q07

3Q06

Oil and Gas Production (mboe/day)

570

533

+7% year-over-year

Production improvement due to:

Dolphin start-up (+15 mboe/day);

Volume increases in California, Colombia and Qatar.

Production lower than earlier guidance due to:

Delayed closing of Qatar asset acquisition from APC (- 4 mboe/day);

Price impact from PSCs (- 4 mboe/day);

Argentina labor strike and other.

Dolphin contribution:

$13 mm income A-T vs. guidance of $10 mm;

Sales volumes of 15 mboe/day vs. guidance of 17 mboe/day (due to one less lifting during 3Q).

Third Quarter 2007 Earnings –
Oil & Gas Segment

3Q07

3Q06

Exploration Expense ($ mm)

$68

$74

Oil and Gas production costs were $12.56 per boe through
nine months of 2007 vs. $11.70 per boe for full-year 2006.

Increase due to higher field operating and maintenance costs,

mainly in the US and Latin America.

Third Quarter 2007 Earnings – Chemical
Segment Variance Analysis - 3Q07 vs. 3Q06

Earnings for 3Q07 of $212 Million

-15% year-over-year, although above our previous guidance;

Improvement vs. guidance due to higher chloro-vinyls prices;

Year-over-year decline primarily due to lower PVC margins.

($ in millions)

$248

$36

$5

$13*

$18

$212

3Q 06

Sales Price

Sales

Volume/Mix

Operations/

Manufacturing

All Others

3Q 07

*Lower energy and feedstock costs.

Third Quarter 2007 Earnings –
Nine Months Results

($ in millions, except EPS data)

YTD2007

YTD2006

Net Income

$3,948

$3,261

Reported EPS (diluted)

$4.69

$3.78

Core Income

$2,941

$3,332

Core EPS (diluted)

$3.50

$3.86

Oil and Gas production (mboe/day)

563

539

Capital Spending

$2,510

$1,977

Net Interest Expense

$19

$80

Cash Flow from Operations

$4,300

$4,800

ROE*

26%

24%

ROCE*

24%

21%

* Annualized (see attached Excel file for GAAP reconciliation)

Third Quarter 2007 Earnings –
Cash Flow YTD2007

($ in millions)

$5,880

$1,600

$2,500

$1,000

$1,000

$560

$910

$55

$1,455

Cash

Flow From

Operations

$4,300

Beginning

Cash

$1,580

Available

Cash

Asset Sale

Proceeds

Capex

Acquisitions

Debt

Reduction

Dividends

Share

Repurchase

Other

Ending Cash

Balance

Third Quarter 2007 Earnings –
Share Repurchase

Spent $910 million to repurchase 17.4 million shares YTD
2007 at an average price of $52.27 a share.

9.1 million shares remain under the current 55 million
share repurchase authorization.

Shares Outstanding (mm)

YTD2007

9/30/07

Weighted Average Basic

837.0

Weighted Average Diluted

840.9

Basic Shares Outstanding

829.7

Diluted Shares Outstanding

833.7

Third Quarter 2007 Earnings - 4Q07 Outlook

We expect Oil and Gas production of 600 to 615 mboe/day
in 4Q07.

Increase includes:

21 mboe/day from Dolphin;

5 mboe/day from the acquisition of Qatar assets from Anadarko.

We expect Dolphin’s 4Q07 after-tax income in the range of
$50 to $60 million.

Dolphin expected to operate at 55% of capacity in 4Q07;
contributions will improve as it becomes fully operational.

Third Quarter 2007 Earnings –
4Q07 Production Outlook

(mboe/day)

570

21

5

13

615

600

3Q 07

Production

Dolphin

Qatar

Acquisition

Other

4Q 07

Production

Third Quarter 2007 Earnings –
2007 Year-End Production Exit Rate Outlook

We expect the oil and gas production year-end exit rate
to be 615 to 635 mboe/day.

Increase (vs. 3Q07) includes:

45 to 50 mboe/day from Dolphin;

Dolphin exit rate could be higher depending on ramp-up pace of final train of the gas plant to full capacity;

Expect Dolphin to run at full capacity during January 2008.

5 mboe/day from the announced acquisition of Qatar assets from
Anadarko;

Higher Latin American and other production.

Third Quarter 2007 Earnings –
2007 Year-End Production Exit Rate Outlook

(mboe/day)

570

45 - 50

5

9

635

615

3Q 07

Production

Dolphin

Qatar

Acquisition

Latin America

& Other

2007

Production

Exit rate

Third Quarter 2007 Earnings - 4Q07 Outlook

Commodity Price Sensitivity

A $1.00 per barrel change in oil prices impacts oil and gas quarterly earnings by about $35 mm before income taxes and Dolphin;

A change of $0.50 per mmBTU in domestic gas prices has a $24 mm pre-tax impact on quarterly earnings.  The NYMEX gas price for 3Q07 was $6.69 per mcf.

We expect exploration expense of about $80 to $100 mm
for seismic and drilling for our Libya and Latin American
exploration programs.

Third Quarter 2007 Earnings - 4Q07 Outlook

We expect 4Q07 Chemical segment earnings to be in the
range of $100 to $140 million.

Decline (vs. 3Q07) reflects:

Normal seasonal downturn;

Continued weakening demand due to lower housing starts;

Lower chloro-vinyl margins due to higher energy and ethylene costs.

We expect 4Q07 chemical product prices and volumes as
follows:

Chlorine prices -10% vs. 4Q06, with comparable volumes;

Caustic soda prices +20% vs. 4Q06, with comparable volumes;

PVC prices up slightly vs. 4Q06, with volumes to be about similar;

Ethylene costs at least +30% vs. 4Q06.

Third Quarter 2007 Earnings - 4Q07 Outlook

Difficulty of predicting interim period tax rates is due to:

Interim period rates are based on projected total year income and taxes;

Oxy’s tax rate is sensitive to changes in oil and gas prices and foreign expensed exploration;

Changes in oil prices have an inverse effect on income tax rates;

Rising oil prices increases the proportion of US income which has lower income tax rates than our international operations;

Oxy generally records no tax benefit on foreign expensed exploration until the project is completely abandoned.

We expect 4Q07 foreign exploration expense, which is
not currently tax deductible, to be ~ $70 mm.

The 4Q07 worldwide tax rate before this exploration
expense is expected to be ~ 45%.

We expect our combined worldwide 4Q07 tax rate,
including exploration expense, to be ~ 46%.

Third Quarter 2007 Earnings

See the investor relations supplemental schedules for the reconciliation of non-
GAAP items.  Statements in this presentation that contain words such as "will",
"expect" or "estimate", or otherwise relate to the future, are forward-looking and involve risks and uncertainties that could materially affect expected results.  Factors that could cause results to differ materially include, but are not limited to:  exploration risks, such as drilling of unsuccessful wells; global commodity pricing fluctuations and supply/demand considerations for oil, gas and chemicals; higher-than-expected costs; political risk; and not successfully completing (or any material delay in) any expansion, capital expenditure, acquisition, or disposition.  You should not place undue reliance on these forward-looking statements which speak only as of the date of this presentation.
Unless legally required, Occidental disclaims any obligation to update any forward-looking statements as a result of new information, future events or otherwise.  U.S. investors are urged to consider carefully the disclosure in our
Form 10-K, available through the following toll-free telephone number, 1-888-
OXYPETE (1-888-699-7383) or on the Internet at http://www.oxy.com.  You also can obtain a copy from the SEC by calling 1-800-SEC-0330.

Occidental Petroleum Corporation
Return on Capital Employed (% )
($ Millions)		Nine
		Months	Annualized
Reconciliation to Generally Accepted Accounting Principles (GAAP)	2006	2007	2007
GAAP measure - earnings applicable to common shareholders	4,191	3,948
Interest expense	131	186
Tax effect of interest expense	(46)	(65)
Earnings before tax-effected interest expense	4,276	4,069
GAAP stockholders' equity	19,252	21,901
DEBT
GAAP debt
Debt, including current maturities	2,790	1,904
Non-GAAP debt
Capital lease obligation	25	25
Subsidiary preferred stock	75	75
Total debt	2,890	2,004
Total capital employed	22,142	23,905
Return on Capital Employed (%)	21.2	17.7	23.6